                                                                     EXHIBIT 4.2


           Schedule Identifying Omitted Secured Convertible Debentures

       -----------------------------------------------------------
                       Holder                   Principal Amount
       -----------------------------------------------------------
       AJW Partners, LLC                          $100,000
       -----------------------------------------------------------
       Millennium Capital Partners II, LLC        $100,000
       -----------------------------------------------------------
       Equilibrium Equity, LLC                    $ 25,000
       -----------------------------------------------------------


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